THE YACKTMAN FUNDS
                                     (LOGO)

                                 ANNUAL REPORT
                               December 31, 1997

This report is submitted for the general information of shareholders of The Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

THE YACKTMAN FUNDS, INC.
MESSAGE TO SHAREHOLDERS

(photo)
Dear Shareholder:

  For investors who purchased shares at THE YACKTMAN FUND'S inception in July, 1992 at $10.00 per share, your initial investment, adjusted for dividends and capital gains, would have grown to $20.69 by the end of the fourth quarter. The Yacktman Fund had a -2.8% return for the fourth quarter of 1997 as compared to a 2.9% return for the S&P 500.

                                        THE             S&P 500
                                   YACKTMAN FUND       ANNUALIZED
TIME PERIOD                     ANNUALIZED RETURNS      RETURNS
-----------------------------------------------------------------
One Year (1/1/97 - 12/31/97)            18.3%             33.4%
Since low price for Fund
  (8/12/93 - 12/31/97)                  21.9%             22.1%
Five Years (1/1/93 - 12/31/97)          14.6%             20.3%
Since Inception (7/6/92 - 12/31/97)     14.2%             19.7%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

                 7/6/92    12/92    12/93     12/94    12/95     12/96   12/97
THE YACKTMAN
  FUND          $10,000  $10,472   $9,783   $10,644  $13,881   $17,493 $20,691
S&P 500 Stock
  Index         $10,000  $10,679  $11,756   $11,911  $16,387   $20,150 $26,873

The chart assumes an initial gross investment of $10,000 made on 7/6/92 (inception). Returns shown include the reinvestment of all dividends. The above past performance is not predictive of future results. The investment return and principal value of the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.


  For investors who purchased shares at THE YACKTMAN FOCUSED FUND'S inception on May 1, 1997 at $10.00 per share, your initial investment, adjusted for dividends and capital gains, would have grown to $11.54 by the end of the fourth quarter. This represents a cumulative return of 15.4%, which compares to a 22.6% cumulative return for the S&P 500 for the same period. The Yacktman Focused Fund had a -3.1% return for the fourth quarter of 1997.

                                  5/1/97        8/97          12/97
The Yacktman Focused Fund        $10,000       $11,461       $11,538
S&P 500 Stock Index              $10,000       $11,296       $12,256

The chart assumes an initial gross investment of $10,000 made on 5/1/97 (inception). Returns shown include the reinvestment of all dividends. The above past performance is not predictive of future results. The investment return and principal value of the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

  Since July, 1992, the stock market has had only one down quarter. For the first time in the 101-year history of the Dow Jones Industrial Average, the index rose by over 20% in three consecutive years. It is also the second biggest cumulative three-year rise in the Dow's history. In view of the current market valuations for many stocks, which are high by historical standards, I doubt seriously whether the returns for the remainder of the millennium will come close to those of the past three years.

  We believe this may be an opportune time for our shareholders. As the chart to the right suggests, we should be well-positioned on a relative basis for both downside protection and capital appreciation in market advances. This is true because of the fundamental quality of our companies (as reflected in their comparatively high cash returns on tangible assets) and their relatively low P/E ratios.

                            PRICE/EARNINGS    DISCOUNT FROM
                             (P/E) RATIOS      S&P 500 P/E
-----------------------------------------------------------
The Yacktman Fund                14.9             21.6%
The Yacktman Focused Fund        14.2             25.3%
S&P 500                          19.0               -

The above P/E ratios are weighted by market capitalization and based upon estimated 1998 earnings. The estimated earnings for the above P/E ratios are the consensus forecasts of the institutional analysts as reported each week in the New York and NASDAQ/American Stock Exchange Daily Graphs booklets.

  In 1997, we earned a good absolute return for our shareholders but still trailed the overall market, as measured by the S&P 500. This shortfall in performance was largely due to a higher than normal cash position throughout the year and the popularity of the higher P/E companies in the S&P 500. It was not the result of earnings and cash flow problems with our companies. In fact, the P/E spread between our Funds and the S&P 500 may be approaching historically its widest point. We would expect to see the spread narrow in 1998, which could mean good relative performance for our Funds. While we clearly want to beat the index over longer periods of time, we are even more concerned about reaching our ultimate performance objective of earning competitive returns while also seeking to reduce portfolio risk.

  One way to reduce risk is to buy good businesses, which we define as businesses with high returns on tangible assets and high EVAs (Economic Value Added). An EVA-oriented management attempts to earn the highest possible returns with a given amount of assets. When businesses earn returns above their cost of capital, as we hope ours will continue to do, they create added economic value
(EVA), which ultimately should be reflected in the stock price.

  We have typically owned the shares of larger companies with multiple divisions that can spread the underlying business risk over several operating areas. However, we believe the profitability of a business over a long time frame is even more important than company size. While the smaller companies may be somewhat more vulnerable to competition and industry changes, the profitable ones are often more focused and aggressively managed, and are capable of generating outstanding results.

  The shares of many of the supersized companies (e.g., pharmaceutical firms), which were in our portfolio in the earlier years of The Yacktman Fund, were sold last year because of price risk (i.e., we believed their market prices had gone well above reasonable valuations), and the proceeds of the sales were recycled into the shares of somewhat smaller (but hardly small) businesses. Notwithstanding the lower median market capitalization of the holdings in our two Funds, it is important to know that our purchases continue to be consistent with our long-standing investment objectives. Moreover, I must confess that I really cannot understand how companies with annual operating cash flows of almost $100 million can be categorized by independent evaluators as "small."

  Since opening our doors for business in 1992, we are pleased to report that we have not been forced to sell any of our holdings because of difficult business problems. We believe the true strength of our stock selection will show up when the economy slows down, as it inevitably will sometime in the future.
More importantly, we remain focused on buying excellent businesses at low prices even if some of these companies are unpopular in the short term.
Our experience clearly indicates that if we "stick to our knitting," the longer term will take care of itself.

Sincerely,
/S/ Donald A. Yacktman
Donald A. Yacktman


THE YACKTMAN FUND
TOP TWELVE EQUITY HOLDINGS
December 31, 1997

                                              PERCENTAGE OF
                                               NET ASSETS
-----------------------------------------------------------
 Philip Morris Cos., Inc.                         14.2%
 First Data Corp.                                  8.6%
 Whitman Corp.                                     4.8%
 Department 56, Inc.                               4.8%
 Reebok International Ltd.                         4.7%
 Franklin Covey Co.                                4.6%
 Intimate Brands, Inc.                             4.6%
 Fruit of the Loom, Inc.                           4.6%
 United Asset Management Corp.                     4.5%
 Clorox Co.                                        4.2%
 Bandag, Inc., Class A                             3.3%
 Healthcare COMPARE Corp.                          3.0%
                                                  -----
 TOTAL                                            65.9%


THE YACKTMAN FUND
PURCHASES & SALES
For the Quarter Ended December 31, 1997

                                         NET SHARES           CURRENT
NEW PURCHASES                            PURCHASED          SHARES HELD
------------------------------------------------------------------------
DE BEERS CONSOLIDATED MINES
LIMITED ADR
Owns several diamond mines
and the South African elements
of the Central Selling Organiza-
tion (CSO), which markets 70%
of the world's diamond
production.                                495,300             495,300



THE YACKTMAN FUND
PURCHASES & SALES (cont'd.)
For the Quarter Ended December 31, 1997

                                         NET SHARES           CURRENT
NEW PURCHASES                            PURCHASED          SHARES HELD
------------------------------------------------------------------------
JOSTENS, INC.
A leading maker of school
products (i.e., class rings, grad-
uation products, yearbooks,
and school pictures) and
recognition products (i.e.,
customized and personalized
jewelry, plaques, and
certificates).                             505,000             505,000

LUXOTTICA GROUP ADR
An Italian company engaged
in the design, manufacture,
and worldwide distribution
(LensCrafters) of about 1,700
different eyeglass frames
and sunglasses.                             66,200              66,200

THE PMI GROUP, INC.
Through its subsidiary, PMI
Mortgage Insurance Co.,
provides private mortgage
insurance that insures
mortgage lenders against
potential losses in the event
of borrower default.                       100,000             100,000


                                         NET SHARES           CURRENT
OTHER PURCHASES                          PURCHASED          SHARES HELD
------------------------------------------------------------------------
AnnTaylor Stores Corp.                      15,300             861,000

Dentsply International, Inc.+               25,000             387,000

First Data Corp.                         2,505,000           3,193,900

Franklin Covey Co.                         250,000           2,270,000


THE YACKTMAN FUND
PURCHASES & SALES (cont'd.)
For the Quarter Ended December 31, 1997

                                         NET SHARES           CURRENT
OTHER PURCHASES (cont'd.)                PURCHASED          SHARES HELD
------------------------------------------------------------------------
Healthcare COMPARE Corp.                    71,700             634,300

Intimate Brands, Inc.                      275,000           2,065,000

Philip Morris Cos., Inc.                 1,030,000           3,400,000

Reebok International Ltd.                  885,000           1,760,000

Tupperware Corp.                           328,400             480,000

United Asset Management Corp.               80,000           2,000,000


                                         NET SHARES           CURRENT
SALES                                       SOLD            SHARES HELD
------------------------------------------------------------------------
Clorox Co.                                 140,000             570,000

Columbia/HCA Healthcare Corp.               75,000           1,000,000
Department 56, Inc.                        360,000           1,790,000

Fruit of the Loom, Inc.                     75,000           1,925,000

King World Productions, Inc.               163,500             200,000

Lincare Holdings, Inc.                     100,000                   -

Liz Claiborne, Inc.                         40,000             236,000

NIKE, Inc., Class B                        175,000                   -

Reuters Holdings ADS                         2,500             197,500

Reynolds & Reynolds, Class A               330,000              95,000

Rollins, Inc.                               46,100           1,124,900

Selective Insurance Group+                  40,000             570,000

Tootsie Roll Industries                    297,221                   -

UST, Inc.                                  900,000                   -

Valassis Communications, Inc.               50,000             750,000

Wells Fargo & Company                       40,000                   -

Whitman Corp.                              485,000           2,000,000

+ Adjusted for 2 for 1 stock split


THE YACKTMAN FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                               NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------

COMMON STOCKS - 93.0%

APPAREL/SHOES - 10.2%
Fruit of the Loom, Inc.*                      1,925,000      $  49,328,125
Liz Claiborne, Inc.                             236,000          9,867,750
Reebok International Ltd.*                    1,760,000         50,710,000
                                                             -------------
                                                               109,905,875
                                                             -------------

CONGLOMERATES - 4.8%
Whitman Corp.                                 2,000,000         52,125,000
                                                             -------------

CONSUMER GOODS - 5.9%
Department 56, Inc.*+                         1,790,000         51,462,500
Jostens, Inc.                                   505,000         11,646,563
Topps Co. (The)*                                500,000          1,109,375
                                                             -------------
                                                                64,218,438
                                                             -------------

FINANCIAL SERVICES - 13.2%
First Data Corp.                              3,193,900         93,421,575
United Asset Management Corp.                 2,000,000         48,875,000
                                                             -------------
                                                               142,296,575
                                                             -------------

FOOD/TOBACCO - 14.2%
Philip Morris Cos., Inc.                      3,400,000        154,062,500
                                                             -------------

HOUSEHOLD PRODUCTS - 5.4%
Clorox Co.                                      570,000         45,065,625
Tupperware Corp.                                480,000         13,380,000
                                                             -------------
                                                                58,445,625
                                                             -------------

INSURANCE - 2.1%
The PMI Group, Inc.                             100,000          7,231,250
Selective Insurance Group                       570,000         15,390,000
                                                             -------------
                                                                22,621,250
                                                             -------------

MEDIA - 6.1%
A.C. Nielsen Corp.*                           1,330,000         32,418,750
American Media, Inc., Class A*+               1,200,000          9,300,000
King World Productions, Inc.*                   200,000         11,550,000


THE YACKTMAN FUND
PORTFOLIO OF INVESTMENTS (cont'd)
December 31, 1997

                                               NUMBER
                                              OF SHARES           VALUE
--------------------------------------------------------------------------

MEDIA - 6.1% (cont'd.)
Reuters Holdings ADS                            197,500      $  13,084,375
                                                             -------------
                                                                66,353,125
                                                             -------------

MEDICAL SERVICES - 5.7%
Columbia/HCA Healthcare Corp.                 1,000,000         29,625,000
HealthCare COMPARE Corp.*                       634,300         32,428,587
                                                             -------------
                                                                62,053,587
                                                             -------------

MEDICAL SUPPLIES - 1.1%
Dentsply International, Inc.                    387,000         11,803,500
                                                             -------------

METALS MINING - 0.9%
De Beers Consolidated Mines
  Limited ADR                                   495,300         10,122,694
                                                             -------------

RETAILING - 8.0%
AnnTaylor Stores Corp.*                         861,000         11,515,875
International Dairy Queen, Inc.*+               795,000         21,291,094
Intimate Brands, Inc.                         2,065,000         49,689,062
Luxottica Group ADR                              66,200          4,137,500
                                                             -------------
                                                                86,633,531
                                                             -------------

SERVICES - 12.1%
Block H&R, Inc.                                 483,400         21,662,362
Franklin Covey Co.*+                          2,270,000         49,940,000
Jenny Craig, Inc.*                              843,800          6,381,238
Reynolds & Reynolds, Class A                     95,000          1,751,563
Rollins, Inc.                                 1,124,900         22,849,531
Valassis Communications, Inc.*                  750,000         27,750,000
                                                             -------------
                                                               130,334,694
                                                             -------------

TIRES AND RUBBER - 3.3%
Bandag, Inc., Class A+                          734,700         35,173,763
                                                             -------------

Total Common Stocks
  (cost $818,717,479)                                        1,006,150,157
                                                             -------------


THE YACKTMAN FUND
PORTFOLIO OF INVESTMENTS (cont'd)
December 31, 1997

                                              PRINCIPAL
                                               AMOUNT             VALUE
--------------------------------------------------------------------------

US GOVERNMENT AGENCIES - 0.4%

Federal Home Loan Bank
  6.01%, 07/29/98                           $   500,000        $   501,115
  6.25%, 11/12/99                             2,000,000          1,999,920
  6.68%, 9/21/01                              1,000,000          1,001,180
  6.78%, 2/12/03                              1,000,000          1,000,010
                                                              ------------

Total US Government Agencies
   (cost $4,502,371)                                             4,502,225
                                                              ------------

COMMERCIAL PAPER - 5.5%

American Express
  6.25%, 1/02/98                             23,000,000         23,000,000
  6.01%, 1/06/98                              6,750,000          6,750,000
Ford Motor Credit Co.,
5.95%, 1/06/98                               30,000,000         30,000,000
                                                              ------------

Total Commercial Paper
   (cost $59,750,000)                                           59,750,000
                                                              ------------

DEMAND NOTES
(VARIABLE RATE) - 0.6%

Johnson Controls, Inc.                        1,000,000          1,000,000
Sara Lee Corp.                                2,316,128          2,316,128
Warner-Lambert, Inc.                          3,449,583          3,449,583
                                                              ------------

Total Demand Notes
   (cost $6,765,711)                                            6,765,711
                                                              ------------

Total Investments - 99.5%
   (cost $889,735,561)                                       1,077,168,093

Other Assets less Liabilities - 0.5%                             4,971,228
                                                              ------------

Net Assets - 100% (equivalent
   to $14.05 per share based on
   77,002,248 shares outstanding)                           $1,082,139,321
                                                             =============

* Non-income producing
+ Affiliated company - See Note 7

See notes to financial statements


THE YACKTMAN FOCUSED FUND
PURCHASES & SALES
For the Quarter Ended December 31, 1997

                                             NET SHARES          CURRENT
NEW PURCHASES                                 PURCHASED        SHARES HELD
--------------------------------------------------------------------------
The PMI Group, Inc.                              32,600             32,600

Rollins, Inc.                                   106,000            106,000


                                             NET SHARES          CURRENT
OTHER PURCHASES                               PURCHASED        SHARES HELD
--------------------------------------------------------------------------
AnnTaylor Stores Corp.                           25,000            135,000

Department 56, Inc.                              68,500            400,000

First Data Corp.                                150,000            180,000

Franklin Covey Co.                               56,300            171,300

Fruit of the Loom, Inc.                          43,000            100,000

Intimate Brands, Inc.                            30,000            110,000

Philip Morris Cos., Inc.                         20,000            160,000

Reebok International Ltd.                        75,800             91,300

United Asset Management Corp.                    35,000            100,000

Whitman Corp.                                    30,000            100,000


                                             NET SHARES          CURRENT
SALES                                           SOLD           SHARES HELD
---------------------------------------------------------------------------

Columbia/HCA Healthcare Corp.                    20,000             25,000

Healthcare COMPARE Corp.                          6,000                  -

Lincare Holdings, Inc.                           11,000                  -

Tootsie Roll Industries                          18,000                  -

Wells Fargo & Company                             1,700                  -


THE YACKTMAN FOCUSED FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                               NUMBER
                                              OF SHARES           VALUE
---------------------------------------------------------------------------

COMMON STOCKS - 81.7%

APPAREL/SHOES - 8.9%
Fruit of the Loom, Inc.*                        100,000       $  2,562,500
Reebok International Ltd.*                       91,300          2,630,581
                                                              ------------
                                                                 5,193,081
                                                              ------------

CONGLOMERATES - 4.5%
Whitman Corp.++                                 100,000          2,606,250
                                                              ------------

CONSUMER GOODS - 19.7%
Department 56, Inc.*++                          400,000         11,500,000
                                                              ------------

FINANCIAL SERVICES - 13.2%
First Data Corp.                                180,000          5,265,000
United Asset Management Corp.                   100,000          2,443,750
                                                              ------------
                                                                 7,708,750
                                                              ------------

FOOD/TOBACCO - 12.4%
Philip Morris Cos., Inc.++                      160,000          7,250,000
                                                              ------------

INSURANCE - 4.0%
The PMI Group, Inc.                              32,600          2,357,388
                                                              ------------

MEDICAL SERVICES - 1.3%
Columbia/HCA Healthcare Corp.                    25,000            740,625
                                                              ------------

RETAILING - 7.6%
AnnTaylor Stores Corp.*                         135,000          1,805,625
Intimate Brands, Inc.                           110,000          2,646,875
                                                              ------------
                                                                 4,452,500
                                                              ------------

SERVICES - 10.1%
Franklin Covey Co.*                             171,300          3,768,600
Rollins, Inc.                                   106,000          2,153,125
                                                              ------------
                                                                 5,921,725
                                                              ------------

Total Common Stocks
  (cost $47,025,868)                                            47,730,319
                                                              ------------
THE YACKTMAN FOCUSED FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997
                                              PRINCIPAL
                                               AMOUNT             VALUE
--------------------------------------------------------------------------

DEMAND NOTES
(variable rate) - 18.9%

American Family Financial Services           $2,437,553       $  2,437,553
General Mills, Inc.                             783,412            783,412
Johnson Controls, Inc.                        2,700,000          2,700,000
Pitney Bowes Credit Corp.                     1,131,829          1,131,829
Sara Lee Corp.                                   39,000             39,000
Warner-Lambert, Inc.                          1,831,018          1,831,018
Wisconsin Electric Power Company              2,130,467          2,130,467
                                                              ------------

Total Demand Notes
   (cost $11,053,279)                                           11,053,279
                                                              ------------


                                               NUMBER
                                            OF CONTRACTS          VALUE
--------------------------------------------------------------------------

PUT OPTIONS PURCHASED - 0.2%

Philip Morris Cos., Inc.
  Expiring Jan. 1999 @ $26.625                      320              8,000
Philip Morris Cos., Inc.
  Expiring Jan. 1999 @ $33.375                    1,080             94,500
                                                              ------------

Total Put Options Purchased
   (cost $301,536)                                                 102,500
                                                              ------------

Total Investments - 100.8%
   (cost $58,380,683)                                           58,886,098
                                                              ------------

THE YACKTMAN FOCUSED FUND
PORTFOLIO OF INVESTMENTS (cont'd)
December 31, 1997
                                               NUMBER
                                            OF CONTRACTS          VALUE
--------------------------------------------------------------------------
PUT OPTIONS WRITTEN - (0.8)%

Healthcare COMPARE Corp.
  Expiring Feb. 1998 @ $55.00                       450      $   (216,563)
Lincare Holdings, Inc.
  Expiring Feb. 1998 @ $45.00                       250            (9,375)
NIKE, Inc., Class B
  Expiring Jan. 1999 @ $37.50                       550          (233,750)
                                                              ------------

Total Put Options Written
  (premiums received $296,864)                                   (459,688)
                                                              ------------

Other Assets less Other Liabilities - 0.0%                          19,651
                                                              ------------

Net Assets - 100% (equivalent
  to $11.21 per share based on
  5,212,128 shares outstanding)                                $58,446,061
                                                               ===========

*  Non-income producing
++ All or a portion of security pledged as collateral to cover written put options

See notes to financial statements


This page intentionally left blank.


THE YACKTMAN FUNDS, INC.
STATEMENTS OF ASSETS & LIABILITIES
December 31, 1997

                                            THE YACKTMAN      THE YACKTMAN
                                                FUND          FOCUSED FUND
---------------------------------------------------------------------------

ASSETS:
  Investments at value
   Nonaffiliated issuers
    (cost $747,176,081, and
    $58,380,683, respectively)            $ 910,000,737     $58,886,098
   Affiliated issuers
    (cost $142,559,480, and
    $0, respectively)                       167,167,356               -
  Receivable for fund shares issued           3,962,765          30,607
  Dividends and interest receivable           2,636,270         144,300
  Prepaid expenses                               34,557          21,389
  Cash                                            2,243               -
  Due from adviser                                    -          44,131
                                          -------------     -----------
    Total Assets                          1,083,803,928      59,126,525
                                          -------------     -----------

LIABILITIES:
  Put options written at value
   (premiums received $0 and
   $296,864, respectively)                            -         459,688
  Payable for securities purchased                    -          36,316
  Payable for fund shares redeemed              610,383          87,178
  Accrued investment advisory fees              588,751          47,392
  Accrued expenses                              450,715          49,595
  Shareholder distributions payable              14,758             295
                                          -------------     -----------
    Total Liabilities                         1,664,607         680,464
                                          -------------     -----------

NET ASSETS                               $1,082,139,321     $58,446,061
                                          =============     ===========

NET ASSETS CONSIST OF:
  Capital stock                         $   895,128,743     $58,091,443
  Undistributed net
   investment income                             23,937           1,476
  Undistributed net realized gains                    -          10,551
  Distribution in excess of book
   realized gains                             (445,891)               -
  Net unrealized appreciation on
   investments and written
   put options                              187,432,532         342,591
                                          -------------     -----------
    Total Net Assets                     $1,082,139,321     $58,446,061
                                          =============     ===========

CAPITAL STOCK, $.0001 par value
  Authorized                                500,000,000     500,000,000
  Issued and outstanding                     77,002,248       5,212,128

NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                         $14.05          $11.21
                                                 ======          ======

See notes to financial statements


STATEMENTS OF OPERATIONS
For the Periods Ended December 31, 1997

                                            THE YACKTMAN      THE YACKTMAN
                                                FUND        FOCUSED FUND<F1>
---------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income                     $  13,188,134<F2>     $   239,293
  Interest income                            11,278,899         257,303
                                          -------------     -----------
                                             24,467,033         496,596
                                          -------------     -----------

EXPENSES:
  Investment advisory fees                    6,360,037         218,380
  Shareholder servicing fees                  1,309,626          21,248
  12b-1 plan distribution fees                  484,861               -
  Administration and
   accounting fees                              401,002          33,563
  Federal and state
   registration fees                            179,542          35,055
  Reports to shareholders                       168,375           8,818
  Custody fees                                  157,047          11,593
  Professional fees                              65,298          44,043
  Directors' fees and expenses                   28,199             511
  Miscellaneous costs                            11,573             660
                                          -------------     -----------

  Total expenses before reductions
   and reimbursements                         9,165,560         373,871
  Expense reductions (See Note 6)             (364,752)               -
  Expense reimbursements
   (See Note 4)                                       -       (101,060)
                                          -------------     -----------

  Net expenses                                8,800,808         272,811
                                          -------------     -----------

NET INVESTMENT INCOME                        15,666,225         223,785
                                          -------------     -----------

REALIZED AND UNREALIZED GAIN:
  Net realized gain (loss) on:
   Investments                              105,107,464       1,360,593
   Written put options                                -        (35,042)
  Change in unrealized appreciation
   (depreciation) on:
   Investments                               43,289,598         505,415
   Written put options                                -       (162,824)
                                          -------------     -----------

  Net gain                                  148,397,062       1,668,142
                                          -------------     -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $164,063,287      $1,891,927
                                          =============     ===========

<F1> Commenced operations May 1, 1997
<F2> Net of $11,298 in foreign withholding taxes.

See notes to financial statements



THE YACKTMAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                THE YACKTMAN
                                    THE YACKTMAN FUND           FOCUSED FUND
                                    ------------------         --------------
                                  YEAR            YEAR         MAY 1, 1997<F1>
                                 ENDED            ENDED            THROUGH
                             DEC. 31, 1997    DEC. 31, 1996     DEC. 31, 1997
                              -----------------------------    --------------
OPERATIONS:
Net investment income         $ 15,666,225    $ 11,539,662        $ 223,785
Net realized gain on
  investments
  and written put options      105,107,464      83,892,326        1,325,551
Change in net unrealized
  appreciation
  on investments and written
  put options                   43,289,598      55,159,313          342,591
                              ------------    ------------      -----------
Net increase in net assets
  resulting from operations    164,063,287     150,591,301        1,891,927
                              ------------    ------------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold      519,726,430     287,165,904       62,749,613
Proceeds from reinvestment
  of dividends                 111,934,459     116,149,089        1,425,206
                              ------------    ------------      -----------
                               631,660,889     403,314,993       64,174,819
                              ------------    ------------      -----------

Payments for shares
  redeemed                   (348,444,175)   (269,716,485)      (6,062,180)
                              ------------    ------------      -----------
Net increase                   283,216,714     133,598,508       58,112,639
                              ------------    ------------      -----------

DIVIDENDS PAID FROM:
Net investment income         (15,657,189)    (11,548,136)        (243,505)
Net realized gains           (105,100,153)    (83,748,151)      (1,315,000)
                              ------------    ------------      -----------
                             (120,757,342)    (95,296,287)      (1,558,505)
                              ------------    ------------      -----------

TOTAL INCREASE IN NET ASSETS   326,522,659     188,893,522       58,446,061

NET ASSETS:
Beginning of period            755,616,662     566,723,140                -
                              ------------    ------------      -----------
End of period (including
  undistributed
  net investment income
  of $23,937,
  $14,901 and $1,476,
  respectively)             $1,082,139,321    $755,616,662      $58,446,061
                             =============    ============      ===========


TRANSACTIONS IN SHARES:
Shares sold                     35,997,446      21,423,865        5,618,285
Issued in reinvestment
  of dividends                   7,895,132       8,904,831          125,719
Shares redeemed               (23,525,455)    (20,586,820)        (531,876)
                              ------------    ------------      -----------
Net increase                    20,367,123       9,741,876        5,212,128
                              ============    ============      ===========

<F1> Commencement of operations

See notes to financial statements



THE YACKTMAN FUNDS, INC.
FINANCIAL HIGHLIGHTS


                                                                                                                THE YACKTMAN
                                       THE YACKTMAN FUND                    THE YACKTMAN FUND                   FOCUSED FUND
                                  ---------------------------    --------------------------------------------   ----------------
                                      YEAR           YEAR           YEAR            YEAR             YEAR      MAY 1, 1997<F1>
                                     ENDED          ENDED           ENDED          ENDED            ENDED          THROUGH
                                 DEC. 31, 1997  DEC. 31, 1996   DEC. 31, 1995  DEC. 31, 1994    DEC. 31, 1993   DEC. 31, 1997
                                 ----------------------------   ---------------------------------------------   ----------------
Net asset value, beginning
  of period                          $13.34         $12.09         $10.05           $9.56           $10.39           $10.00

Income from investment
  operations:
Net investment income                  0.22           0.24           0.22            0.22             0.14             0.07
Net realized and unrealized
  gains (losses) on investments        2.21           2.90           2.81            0.61           (0.83)             1.47
                                    -------        -------        -------         -------          -------          -------
Total from investment
  operations                           2.43           3.14           3.03            0.83           (0.69)             1.54
                                    -------        -------        -------         -------          -------          -------

Less distributions:
Dividends from net
  investment income                  (0.22)         (0.24)         (0.22)          (0.22)           (0.14)           (0.07)
Distributions from net
  realized gains                     (1.50)         (1.65)         (0.77)          (0.12)                -           (0.26)
                                    -------        -------        -------         -------          -------          -------
Total distributions                  (1.72)         (1.89)         (0.99)          (0.34)           (0.14)           (0.33)
                                    -------        -------        -------         -------          -------          -------
Net asset value, end of period       $14.05         $13.34         $12.09          $10.05            $9.56           $11.21
                                    =======        =======        =======         =======          =======          =======

Total Return                         18.28%         26.02%         30.42%          8.80%           (6.58)%        15.38%<F2>
                                    =======        =======        =======         =======          =======          =======


Supplemental data and ratios:
Net assets, end of
  period (000s)                  $1,082,139       $755,617       $566,723        $295,133         $143,024          $58,446
                                 ==========       ========       ========        ========         ========          =======
Ratio of expenses to
  average net assets
  (See Note 6)                        0.90%          0.96%          0.99%           1.07%            1.18%              N/A
                                    =======        =======        =======         =======          =======          =======
Ratio of net expenses
  to average
  net assets                         0.86%          0.90%           0.91%          1.07%            1.18%       1.25%<F3><F4>
                                    =======        =======        =======         =======          =======          =======

Ratio of net investment
  income to
  average net assets                 1.54%          1.80%           2.02%          2.49%            1.61%       1.02%<F3><F4>
                                    =======        =======        =======         =======          =======          =======


Portfolio turnover rate              69.13%         58.54%         55.37%          49.44%           61.14%           60.43%
                                    =======        =======        =======         =======          =======          =======
Average commission rate paid
per share                           $0.0549        $0.0550            N/A             N/A              N/A          $0.0553
                                    =======        =======        =======         =======          =======          =======

<F1> Commencement of operations
<F2> Not annualized
<F3> Annualized
<F4> Net of reimbursements. Without the reimbursements, the ratio of net expenses to average net assets would have been 1.71% and the ratio of net investment income to average net assets would have been 0.56%.

See notes to financial statements


THE YACKTMAN FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 1997

1.  ORGANIZATION
The Yacktman Funds, Inc. (the "Funds") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Funds consist of two investment portfolios: The Yacktman Fund is a diversified fund and commenced operations July 6, 1992 and The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997. The objective of each of the Funds is to produce long-term growth of capital with current income as a secondary objective. Yacktman Asset Management Co. is the Funds' investment adviser (the "Adviser").

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

A) INVESTMENT VALUATION - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method. Variable rate demand notes are valued at cost which approximates market value. Put options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, put options are valued at the mean between the current bid and asked prices. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

B) PUT OPTIONS - Premiums received by The Yacktman Focused Fund upon writing put options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss, which is limited to the strike price of the option, would be reduced by the amount of the option premium received. The Yacktman Focused Fund's activity in written put options for the eight months ended December 31, 1997 was as follows:

                                           NUMBER OF
                                           CONTRACTS       PREMIUMS
Options outstanding at 5/1/97                    -                -
Options written                              2,810       $  844,795
Options closed                             (1,560)        (547,931)
Options exercised                                -                -
Options expired                                  -                -
                                           -------        ---------
Options outstanding at 12/31/97              1,250        $ 296,864
                                           =======        =========

C) FEDERAL INCOME TAXES - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

D) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Dividends differ from book net investment income due to the


THE YACKTMAN FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS (cont'd.)
December 31, 1997

nondeductible tax treatment of organization costs. Accordingly, at December 31, 1997 reclassifications were recorded to undistributed net investment income to reduce capital stock by $21,196 for The Yacktman Focused Fund.

E) OTHER - Investment transactions are accounted for on the trade date. The Funds determine gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term securities, for the Funds for the period ended December 31, 1997 were as follows:
                                 THE YACKMAN           THE YACKTMAN
                                     FUND              FOCUSED FUND
Purchases
  U.S. Government               $  93,422,321          $  8,712,969
  Other                           698,406,056            53,877,640
Sales
  U.S. Government                  88,750,938             8,706,401
  Other                           485,843,002             7,923,516

At December 31, 1997 gross unrealized appreciation and depreciation on investments on a tax basis were as follows:

                                 THE YACKMAN           THE YACKTMAN
                                     FUND              FOCUSED FUND

Appreciation                     $215,593,644            $3,059,816
(Depreciation)                   (28,762,101)           (2,554,401)
                                 ------------           -----------
  Net appreciation
  on investments                 $186,831,543           $   505,415
                                 ============           ===========

The cost of investments for federal income tax purposes was $890,336,550 and $58,380,683 for The Yacktman Fund and The Yacktman Focused Fund, respectively. For distributions paid during the taxable year ended December 31, 1997, The Yacktman Fund designates $39,400,000 as a 28% rate capital gain distribution and $29,999,993 as a 20% rate capital gain distribution. For the year ended December 31, 1997, 84% and 51% of dividends paid from net investment income, excluding short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

4.  INVESTMENT ADVISORY AGREEMENT
The Funds have agreements with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Funds. Under the terms of these agreements, The Yacktman Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000, and The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets.

5.  DISTRIBUTION PLAN
The Yacktman Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1997, payments under the Plan represented 0.05% per annum of the Fund's total average net assets. Such payments may not exceed 0.25% of the average daily net assets of the Fund. Payments may be made only to distributors employed by the Fund with respect to shares beneficially owned by each such distributor's brokerage clients who established their Fund accounts PRIOR TO December 31, 1992.

THE YACKTMAN FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS (cont'd.)
December 31, 1997

6.  EXPENSE REDUCTIONS
The Adviser has directed certain of The Yacktman Fund portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against sub-transfer agency fees. Shareholders benefit under this arrangement as the net expenses of The Yacktman Fund do not include such sub-transfer agency fees. For the year ended December 31, 1997, The Yacktman Fund's expenses were reduced $364,752 by utilizing directed brokerage credits resulting in an expense ratio of 0.86% being charged to shareholders. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in shareholder servicing fees in the Statement of Operations.

7.  TRANSACTIONS WITH AFFILIATES
The following is an analysis of transactions for the period ended December 31, 1997 for The Yacktman Fund with "affiliated companies" (an affiliated company is defined by the 1940 Act as a company in which a Fund owns 5% or more of that company's outstanding voting shares):



                                                                                                               Amount of
                                                                                                 Amount of        Gain
                                                                                                 Dividends      Realized
                                                        Share Activity                           Credited       on Sale
                                     ----------------------------------------------------        to Income     of Shares
                                     Balance                                      Balance        in Fiscal     in Fiscal
Security Name                        12/31/96      Purchases        Sales         12/31/97         1997           1997
--------------                       --------      ----------       -----         --------       --------       --------
American Media,
   Inc., Class A                    1,200,000              -             -       1,200,000              -              -
Bandag, Inc.,
   Class A                            418,500        316,200             -         734,700       $674,018              -
Department 56, Inc.                   767,500      1,448,800       426,300       1,790,000              -     $3,073,464
Franklin Covey Co.                  1,530,000        750,000        10,000       2,270,000              -          4,026
International Dairy
   Queen, Inc.                        609,200        228,300        42,500         795,000              -        196,561


THE YACKTMAN FUNDS, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE YACKTMAN FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Yacktman Fund and The Yacktman Focused Fund (constituting The Yacktman Funds, Inc., hereafter referred to as the "Funds") at December 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/S/Price Waterhouse LLP

Chicago, Illinois
January 28,1998


                      This page intentionally left blank.


FOR FUND INFORMATION AND
SHAREHOLDER SERVICES, CALL
1-800-525-8258


THE YACKTMAN FUNDS, INC.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207